SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 17, 2001

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                      File No. 1-8009               36-3060977
(State of incorporation)      (Commission File Number)      (IRS Employer
                                                            Identification No.)




6718 West Plank Road, Peoria, Illinois                   61604
(Address of principal executive offices)                 (zip code)


Registrant's telephone number, including area code:    (309) 697-4400

Item 5.   OTHER EVENTS

On October 17, 2001, ROHN Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.2.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)    Exhibits


                 Exhibit 99.1   Cautionary statement regarding
                                risks and uncertainties relating to our
                                forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2000)

                 Exhibit 99.2   Press Release, dated October 17,
                                2001, issued by ROHN Industries, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ROHN INDUSTRIES, INC.



Dated:  October 18, 2001             By: /s/ James F. Hurley
                                        ------------------------------
                                        James F. Hurley
                                        Chief Financial Officer